Exhibit 99

Operations Initiatives Presentation

Certain statements made in this presentation of a non-historical nature constitute "forward- looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from those anticipated. Such factors include, but are not limited to, changes in economic conditions, changes in consumer preferences or discretionary consumer spending, a significant change in the performance of any existing restaurants, the ability to obtain financing for, and complete construction of, additional restaurants at acceptable costs, and the risks and uncertainties described in our Current Report on Form 8-K filed with the Securities and Exchange Commission on May 4, 2007.

Operating Priorities Protect The Brand Build A Culture Growth/Build Girth Build A Regional Model Transform Into A Public Company

Is A “Modern American” Upscale Casual Restaurant Chain Squarely Positioned In The American Consumer Sweet Spot

Casual Dining Concepts Price Point Champps Chili’s Applebee’s TGI Friday’s Lower Olive Garden Outback Steakhouse Macaroni Grill Red Lobster Mid Level The Cheesecake Factory PF Chang’s McCormick and Schmick’s Houston’s Upscale Attributes

YTD Recognition Awarded Patent For Proprietary Brewing Process Nation Restaurant News, Hot Concept Winner Ernst & Young, Entrepreneur Of The Year Winner

Strong Comp Sales 5.5% 2.5% 2.6% -1.9% 1.7% -0.2% 2.7% 0.3% 2006 Q1 2007 Q2 2007 Q3 2007 Granite City Knapp-Track

Challenges Economy/Gas Commodities Guest Traffic Industry As A Whole YTD Negative Comps Lower Earnings Announced By Major Co. Brand Closings Announced Slow Down In Future Development

Granite City’s Sustained Popularity = Strong Sales Productivity Cheesecake Factory BJ’s Granite City PF Chang’s Olive Garden Red Robin CPK Applebee’s Chili’s Ruby Tuesday 1,773 1,348 869 830 869 849 712 653 731 500 Est. Guests/Day Cheesecake Factory Granite City BJ’s PF Chang’s Olive Garden Red Robin CPK Applebee’s Chili’s Ruby Tuesday 5.3 5.1 4.4 4.1 3.6 4.0 4.0 3.9 3.6 2.5 Est.Table Turns/Day Granite City PPA = $13.23 AVS = $4.2 Million Source: 2/07 RBC Capital Markets Industry Report; SEC Filings and Company Estimates

Comparative Average Sales Volume (in 000’s) Source: SEC filings, 10-K, analyst reports, company presentations, and Restaurant Research Journal Add decimals Chili’s Outback Granite City PF Chang’s 2.5 3.2 3.3 3.5 4.1 4.2 5.1 5.6 11.1 Applebee's TGIF Champps BJ's Cheesecake

Gaining G&A Efficiency Source: SEC filings and internal projections *Represents a non-GAAP measure. G&A Leverage 9.9% * Without Stock Compensation 13.0% 8.5% 13.7% 11.7% 9.4% 2003 2004 2005 2006 2007E

Sales Growth (in millions) Source: SEC filings and internal projections CAGR 54% $14.1 $30.6 $36.2 $58.3 $80.0 2003 2004 2005 2006 2007E

Unit Growth Source: SEC filings and internal projections CAGR 51% 5 8 11 18 25 2003 2004 2005 2006 2007E

Granite City Evolution Planning For Future Move From Foundation Setting to Discipline and Execution Results Oriented Set Up Performance Guardrails Manage With Measurables In Place Tight Field Supervision The Future Is Now

 Opportunities Sales Over Staffed in Hourly and Management Prime Costs HR Field Discipline And Measureables Kitchen Management Focus Internal Controls - Stewardship Program Mgmt. Development D.O. Development And Coverage NSO Openings And Ramp Up

Three Distinct Initiatives Human Resources Management Development Financial

HR Initiatives Talent Acquisition Dissect Training Program Reduce Turnover - Increase Retention Talent Mapping Develop A Home Grown Pipeline

Management Development Re-establish the District Operators Role Smaller Regions Consistent Discipline Measurable Goals Accountability for Restaurant Oversight Reduce Manager Labor Manager Levels To Sales Ratio Shift Leadership Great Supervision and Development of Staff Develop Task Managers to Support Restaurants Paradigm Shift Validate Don’t Assume Fire Prevention Over Fire Fighting Measurable Results Over Completed Tasks Developing Talent Over Promoting Tenure

Management Development Balancing Culture With A Financial Mentality Building Sales With Driving Profits Following A Financial Routine Cost Of Goods Efficiency Model Projected And Actual Labor Tools Declining Checkbook For Direct Expenses Weekly Financial Accountability Kitchen Manager Repositioning Stewardship Program Quality Assurance Manager Financial Accountability

Financial Initiatives Cost Of Food Management and Hourly Labor Direct Expenses NSO Ramp-Up Improvement

Initiatives Cost Of Food Management Labor Hourly Labor Direct Expenses NSO Ramp Up 1% Improvement .3% Improvement 1% Improvement .5% Improvement .5 % Improvement End Q2 End Q1 End Q2 End Q3 End Q3 Initiatives Target Goals 2008 Target Dates

Evolution Of Priority Protect Build Growth Transform Setting Foundation Protect Accountability Discipline Focus Execution Measurables Supervision Guard Rails Earlier Initiatives Current Initiatives

Pipeline For Success Product Has Been Our Anchor People Now Can Attract High Quality Talent Development Concept Works Everywhere Funding Need Long Term Funding Facility